UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2004 (November 11, 2004)

BUCYRUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-16715	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. BOX 500 1100 MILWAUKEE AVENUE SOUTH MILWAUKEE, WISCONSIN	53172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (414) 768-4000

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events and Regulation FD Disclosure

On November 11, 2004, Bucyrus International, Inc. (the “Company”) issued a press release announcing the pricing of a secondary sale of its Class A common stock by AIP/BI LLC as a selling securityholder.  A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit 99.1	Press Release of the Registrant, dated November 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

By:	/s/ Craig R. Mackus
Name:	Craig R. Mackus
Title:	Chief Financial Officer, Controller and Secretary

Dated: November 12, 2004

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant, dated November 11, 2004.